24 Sets of HATTELAND Supply Contract
Navigation Technology Solution for Hyundai Heavy Industries

Project: 24 Sets of HATTELAND for Hyundai Heavy Industries

Ordering: Hyundai Heavy Industries Co., Ltd.

Contract No. (HHI): EM146M6013

Project No. (HHI): SH744 9H35DF – G/E

Price: 132,000,000 Won

Payment Terms

Product	Qt.	Installation Date	Price
POS FOR MARITIME MULTI COMPUTER (BA5737-4480-01)	4	02/10/2015	20,000,000 Won
POS FOR MARITIME MULTI COMPUTER (BA5737-4480-01)	4	03/19/2015	20,000,000 Won
POS FOR MARITIME MULTI COMPUTER (BA5737-4480-01)	4	06/19/2015	20,000,000 Won
POS FOR MARITIME MULTI COMPUTER (BA5737-4480-01)	4	08/10/2015	20,000,000 Won
POS FOR MARITIME MULTI COMPUTER (BA5737-4480-01)	4	10/26/2015	20,000,000 Won
POS FOR MARITIME MULTI COMPUTER (BA5737-4480-01)	4	01/05/2016	20,000,000 Won

Installation Date: February 10th 2015 – January 5th 2016

Hyundai Heavy Industries Co., Ltd. (“The Customer”) and e-MARINE Inc. (“The Supplier”) agree to execute all matters for [24 Sets of HATTELAND]

June 3rd 2014